                      PRODUCT MANUFACTURE AND SUPPLY AGREEMENT

     THIS AGREEMENT, effective as of this 28th day of February, 1998 ("Effective Date"), by and between BIOSERV CORPORATION, having a principal place of business at 5340 Eastgate Mall, San Diego, CA 92121-2804 ("Supplier"), and BIEX, INC., having its principal place of business at 6693 Sierra Lane, Suite F, Dublin, CA 94568 ("Biex").

     WHEREAS, Biex has developed a proprietary test for screening for risk of preterm labor and delivery;

     WHEREAS, such test is performed with a kit consisting of plates with wells filled with certain reagents;

     WHEREAS, Supplier has the capability of producing test kits which can be used for Biex's proprietary test;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   MANUFACTURE AND SUPPLY OBLIGATIONS.

     (a) During the term of this Agreement, Supplier agrees to manufacture and supply the estriol test kit (the "Product") which conforms to the descriptions and specifications in Appendix A ("Product Specifications") according to the terms and conditions set forth in this Agreement. Supplier agrees to meet Biex's requirements for the Product.

     (b) Biex will supply to Supplier the components of the Product listed on Appendix B ("Biex-Supplied Components"). Supplier will incorporate the Biex-Supplied Components into the Product. Supplier will use the Biex-Supplied Components solely for production of the Products under this Agreement.

     (c) Supplier will manufacture, perform quality control and deliver the Product in accordance with Biex's manufacturing processes and standard operating procedures listed on Appendix C, and Supplier's standard operating procedures that have been submitted to Biex prior to the Effective Date, as such processes and procedures may be amended from time to time by mutual written agreement (collectively "Production Procedures").

2.   REQUISITIONS.

     (a) Biex will order Product under this Agreement by submitting written requisitions to Supplier any time from the Effective Date until thirty (30) days before the termination date of the Agreement. All requisitions submitted by Biex will state the delivery dates, which will be at least thirty (30) days after submission of the requisition, and must be submitted within the term of this Agreement. Supplier shall acknowledge promptly each requisition in writing and confirm delivery dates.

     (b) Commencing with the quarter preceding anticipated commercial launch of Biex's SalEst-TM- product, Biex will supply Supplier with a rolling 12 month forecast of Product

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requirements on or about the first working day of each quarter.  Forecast for each period will be considered a firm commitment for the immediate quarter. Changes from forecast for subsequent quarters may be made subject to certain limitations as set forth in the following table:

          QUARTER                 FORECAST STATUS

          Immediate               Firm Supply
          [*************]         [*************]
          [*************]         [*************]
          [*************]         [*************]

     (c) The requisition shall contain the following information: reference to the Product Specifications, quantity to be supplied, routing instructions, delivery schedule, destination of shipment and confirmation of price. Each requisition will make specific reference to this Agreement.

3.   BIEX-SUPPLIED COMPONENTS.

     (a) Supplier shall inform Biex at least once every month on the status of its inventory of Biex-Supplied Components. Supplier shall order further supplies of Biex-Supplied Components if the Biex-Supplied Components stored at Supplier's facilities are insufficient to meet a [*******] supply at the maximum output requirement of Product as set forth in the rolling forecast (including amounts for waste materials and rejects as reasonably assumed based on past experience).

     (b) Supplier shall store the Biex-Supplied Components at no cost to Biex. If Biex doesn't order in any quarter, there will be a storage charge of [************] per month in such quarter. The Biex-Supplied Components will remain the property of Biex, will be set aside in a distinct and separate area of the Supplier's storage facility, and will be marked with a sticker reading:
"Property of Biex, Inc." Supplier will execute the appropriate public filings to reflect such ownership of Biex.

     (c) Upon receipt of Biex-Supplied Components, Supplier will perform such tests as the parties mutually agree from time to time in the course of this Agreement in order to confirm the consistency of the Biex-Supplied Components with the Product Specifications. Biex-Supplied Components which do not meet such specifications in the tests performed by Supplier will be replaced by Biex at no cost to Supplier and open orders will be reviewed for revised delivery dates.

     (d) Supplier will protect and preserve the Biex-Supplied Components and indemnify Biex against any loss of or damage to any Biex-Supplied Components while in the possession of Supplier.

     (e) If the manufacturing process results in waste of more than [*****] of the amount of Biex-Supplied Components used for a particular lot, Supplier will reimburse Biex for the costs of procuring Biex-Supplied Components so wasted. For the purposes of this Agreement, "waste" means excess consumption of Biex-Supplied Components.

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4.   PACKING, SHIPPING AND TITLE.

     (a) The method of packaging will be in accordance with Biex's instructions. Product will be shipped in accordance with Supplier's standard procedures. Biex will be responsible for all shipping expenses, insurance, and similar charges which, if paid by Supplier, will appear as additional items on Supplier's invoice to Biex. Delivery time is of the essence. Products are to be delivered on the dates set forth in requisitions or within five days thereof.

     (b) Biex is the owner of Product at all stages of the manufacturing process. Supplier will store the Product prior to shipment in a distinct and separate area of its storage facility and will mark the Product with a sticker reading: "Property of Biex, Inc." Supplier will execute the appropriate public filings to reflect such ownership of Biex.

5.   ACCEPTANCE AND REJECTIONS.

     (a) If Biex discovers a Product defect, Biex may reject the defective Product, or lot that contains the defective Product, and will promptly notify Supplier of the rejection and the reason therefor. With regard to latent defects which are not reasonably detectable at the time of acceptance, Biex may reject a Product, or lot containing the Product, with latent defects within 30 days from discovery of such defect. Supplier shall replace the rejected Products at no cost to Biex, or at Biex's option, provide Biex with a refund or credit of the purchase price. The parties acknowledge that reasons for rejection include the failure, error or negligence on the part of Supplier. Examples include, but are not limited to incorrect chemical used, improper pH adjustment, incorrect incubation, mixing or other timing step, failure to maintain environment, failure to maintain cGMP resulting in FDA action, and mislabeling, especially lot number and expiration date. Both parties recognize that some failures have no definable causes; in the absence of a definable cause, the failure will be at Biex's expense.

     (b) Per Section 5a, only for Supplier responsible failures, will the cost of Biex-Supplied Components for replacement deliveries be charged to Supplier, including reasonable transport and insurance charges paid by Biex for the delivery of Biex-Supplied Components to Supplier.

6.   PRICES, DISCOUNTS AND TAXES.

     (a) The price for each item of Product will be as set forth in Appendix D or as mutually agreed to by both parties in writing during the term of this Agreement.

     (b) Such price includes packaging and packing and all taxes, duties and services, except sales tax, which shall be the responsibility of Biex.

     (c) If Supplier fails to timely deliver the Product, the price of the delayed shipment will be discounted by [***********] of delay, excluding failure of Biex-Supplied Components to meet specifications. Bioserv is entitled to a 5-day grace period under this clause.

[****]Confidential Treatment Request.

                                          3.

7.   PAYMENT.

     Payment for Products will be made within 30 days from receipt of Products that conform to Product Specifications and a corresponding invoice. Past due accounts will be charged a 1% per month late fee. All payments will be in U.S. dollars.

8.   INDEMNITY.

     (a) Each party agrees to indemnify, defend and hold harmless the other party and its officers, directors, employees and agents ("Indemnitees") from and against all losses and liability (including reasonable attorney fees) on account of third party claims for personal injury, death, or property damage resulting from any negligent act, omission or willful misconduct by such party, including that party's agents, employees or subcontractors, or defective Product supplied by such party to the other party, in the course of performing its obligations under this Agreement. An Indemnitee will notify the indemnifying party of any such claim. The Indemnitee will have the right to participate at its own expense in defense of such claim. No settlement of a claim against the Indemnitee may be made without its consent, which will not be unreasonably withheld.

     (b) Supplier will obtain and maintain in force from and after the date of the first shipment of Product comprehensive general liability insurance in amounts not less than [*********] per incident and [*********] annual aggregate and naming the Biex Indemnitees as additional insureds. Such comprehensive general liability insurance shall provide product liability coverage and broad form contractual liability coverage for Supplier's indemnification obligation under this Section. The amounts of insurance coverage required hereunder shall not be construed to create a limit on Supplier's liability with respect to its indemnification under this Section. Supplier agrees to provide written evidence of such insurance upon request and shall provide Biex with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance. Supplier's obligation to maintain such insurance shall continue until 2 years after termination or expiration of this Agreement.

9.   WARRANTIES.

     The Supplier warrants that the Product will conform to Product Specifications, will be manufactured using Good Manufacturing Practices current at the time of manufacture (cGMP).

10.  REGULATORY RESPONSIBILITIES.

     (a)  RESPONSIBILITIES OF BIEX.

          (1) Biex will be responsible for all FDA regulatory submissions for Product.

          (2)  Biex will maintain FDA listing for Product.

          (3) Biex is responsible for maintaining complaint handling procedures for Product.

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                                          4.

          (4) Biex will notify Supplier of any planned inspections by either FDA or other auditing agencies.

          (5)  Biex will maintain the Product Device Master Record.

          (6)  Biex will not label its Products with Supplier's name.

          (7)  Biex will be responsible for the following functions:

                    Raw Material Release
                    Final Product Release
                    Maintenance of Process Validation
                    Performance of Raw Material Vendor Audits
                    Performance of Stability Studies
                    Maintenance of Labeling Copy
                    Maintenance of Retains
                    Calibration traceability on Biex equipment

     (b)  RESPONSIBILITIES OF THE SUPPLIER.

          (1) Supplier will notify Biex of any site inspections that involve Product or other products manufactured by Supplier. Supplier will make available inspection reports as requested by Biex.

          (2) Supplier will not rework any Product or change any raw materials or method of producing, processing or testing any Product, or change any subcontractor for, or site of manufacture of any Product, or any component thereof, without written authorization from Biex.

          (3) Supplier agrees to cooperate with any FDA or other agency inspections involving Product. An inspection that requires in excess of 20 hours will be invoiced to Buyer at [*******] per hour for each hour over 20 hours, except to the extent the time incurred is attributable to Seller deficiencies.

          (4) Supplier will maintain and document environmental controls as required in Biex's and Supplier's documentation.

          (5) Supplier will maintain records of cGMP and other quality assurance records for at least three years, or such longer period as is required by law, following termination of this Agreement.

          (6) Supplier will be responsible for calibration traceability on Supplier equipment.

11.  REPRESENTATIONS AND WARRANTIES.

     (a) SUPPLIER'S REPRESENTATIONS AND WARRANTIES. Supplier hereby represents and warrants to Biex that:

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

          (1) Supplier is duly incorporated and in good standing under the laws of California;

          (2)  Supplier is duly authorized to enter into this Agreement; and

          (3)  this Agreement is binding and enforceable against Supplier.

     (b) BIEX'S REPRESENTATIONS AND WARRANTIES. Biex hereby represents and warrants to Supplier that:

          (1) Biex is duly incorporated and in good standing under the laws of Delaware;

          (2)  Biex is duly authorized to enter into this Agreement; and

          (3)  this Agreement is binding and enforceable against Biex.

12.  TERM AND TERMINATION.

     (a) This Agreement will be effective on the Effective Date and will terminate three (3) years after the Effective Date.

     (b) Either party may terminate this Agreement upon the insolvency, bankruptcy or voluntary dissolution or assignment for the benefit of creditors of or by the other party.

     (c) A non-defaulting party may terminate this Agreement upon the failure of a defaulting party to cure a material default in the performance of any provision hereof within thirty (30) days after written notice thereof is given by the non-defaulting party. Failure to make a payment shall not be considered a default if such payment is being contested in good faith.

     (d) The provisions of Sections 8, 9, 10, 13, 14, 16 and 17 hereof shall survive the termination of this Agreement for any reason.

     (e) Upon termination of this Agreement, Supplier shall, upon Biex's request and at Biex's expense, provide to Biex any documentation and know-how that Biex may require to manufacture or otherwise obtain a continuing source of Products. Upon Supplier's breach or termination of this Agreement, Biex shall have the right to purchase components, or machinery or other capital investments purchased or developed specifically for the Products or their manufacture, at a price to be agreed upon by the parties, but in no event to exceed the reasonable value of the component, machinery or other capital investment, prorated for any applicable depreciation.

13.  CONFIDENTIAL INFORMATION.

     (a) All proprietary information which is specifically designated as such, which is disclosed by either party to the other, in any form in connection with this Agreement, shall be kept confidential by the recipient.

[****]Confidential Treatment Request.

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

     (b) Any such proprietary information shall be used solely for the purposes of this Agreement, or by Biex solely in connection with regulatory approval and sale of its products, and shall be protected by the recipient from disclosure to others with at least the same degree of care as that which is accorded to its own proprietary information, but in no event with less than reasonable care.

     (c) Without limiting the foregoing, Supplier expressly agrees that any know-how, designs, engineering details, Production Procedures of Biex, formulations, information concerning conjugates or antiserum, and other data pertaining to Biex's products and processes, shall, without further need for designation, be deemed proprietary and confidential information of Biex under this Section 8. Notwithstanding the foregoing, Biex shall not be considered to have received any proprietary information of Supplier unless Biex expressly agrees in advance in writing to accept such specific information in confidence.

     (d) As used herein, "proprietary information" shall not include information which is generally known and available in the public domain through no fault of the recipient.

     (e) Any information of a confidential nature learned by Biex employees while in the Bioserv facility regarding other Bioserv clients shall be held in confidence.

14.  INTELLECTUAL PROPERTY.

     (a) Biex shall own all Intellectual Property invented, made or developed by Supplier or any of its subcontractors during the performance of this Agreement. Supplier shall promptly report to Biex any inventions that are potentially patentable, but will not be responsible for carrying out any prosecution efforts with respect to such inventions, PROVIDED, HOWEVER, that Supplier will, at Biex's expense, provide all reasonable assistance to Biex in the prosecution of any patents covering any such inventions.

     (b) With regard to any intellectual property of Supplier relating to the Products, Supplier hereby grants to Biex a non-exclusive, royalty-free, irrevocable, worldwide right and license, with the right to sublicense, to make, have made, use and sell Product.

15.  TRADEMARKS AND TRADE NAMES.

     During the term of this Agreement, Biex shall have the right to indicate to the public that its systems utilize Supplier's Product.

16.  COMPLIANCE WITH LAW.

     Supplier represents that it is and agrees that it will remain in compliance with all applicable federal, state and local laws, regulations and orders and in possession of all permits necessary for the conduct of its activities under this Agreement. Supplier agrees to execute on request by Biex and to remain in compliance with the terms of standard state and federal contractor certification forms which certify compliance with certain laws, regulations and executive orders.

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17.  MISCELLANEOUS PROVISIONS.

     (a) This Agreement shall be governed by and interpreted under the laws of the State of California without reference to conflict of laws principles, and excluding the United Nations Convention on the International Sale of Goods.

     (b) All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the federal and state courts within California and the parties agree and submit to the personal and exclusive jurisdiction and venue of those courts.

     (c) Neither party shall be liable for any loss, damage or penalty resulting from delays or failures in performance resulting from acts of God, war, strike, or other causes beyond such party's reasonable control; PROVIDED THAT Supplier shall notify Biex promptly of anticipated delays and use best efforts to fill any orders as soon as possible. Biex may, in any event, without limiting any rights or remedies, cancel any requisition, in whole or in part, that is delayed more than thirty (30) days.

     (d) Neither party shall assign this Agreement nor any right or license hereunder without the prior written consent of the other party, except in connection with a sale of substantially all of a party's business, or a merger of acquisition of a party. Any assignment permitted hereunder shall be subject to the written consent of the assignee to all the terms and provisions of this Agreement.

     (e) All sales of Products shall be subject to this Agreement and, to the extent they specify quantities, destinations and delivery dates or other specifics, to Biex requisitions. This Agreement shall not be subject to the terms, conditions or provisions of any confirmation or business form of Supplier.

     (f) Neither party shall make any public announcement of, or otherwise disclose to a third party, the terms and conditions set forth in this Agreement, except as necessary to provide such information to a potential corporate partner, or as mutually agreed in writing, or as required by disclosure obligations arising under law.

     (g) No modification to this Agreement, nor any waiver of any rights, shall be effective unless assented to in writing by the party to be charged. The waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

     (h) The prevailing party in any legal action hereunder shall be entitled to reimbursement of its expenses including, without limitation, reasonable attorney's fees.

     (i) All notices and other communications hereunder will be made in writing and shall be delivered by personal delivery or certified or registered mail, return receipt requested, or by fax, and shall be deemed given upon personal delivery, on the date of receipt of a document sent by mail, or upon actual receipt of a fax. Addresses used shall be the ones set forth at the beginning of this Agreement or any other address notified to the other party in writing. Notices shall be addressed to the signatories of this Agreement. Notices shall be effective upon receipt unless otherwise specified in the notice or in this Agreement.

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     (j)  This Agreement constitutes the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties with respect to the subject matter thereof.

     By signing below, Biex and Supplier each acknowledges that it has read, understands and agrees to be bound by the terms and conditions of this Agreement, and that the person signing is duly authorized to do so.

BIEX, INC.                              BIOSERV CORPORATION


By:  /s/ H. Fred Voss                   By:  /s/ Jeanne Dunham
    ----------------------------            ----------------------------
        Signature                               Signature

        H. Fred Voss                            Jeanne Dunham

Title:  Executive Vice President,       Title:  President
        Technology

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                                     APPENDIX A

                               PRODUCT SPECIFICATIONS

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APPENDIX A -

LIST OF DESCRIPTIONS (MFP's) AND SPECIFICATIONS (QCS's) FOR FINISHED COMPONENTS PRODUCED BY BIOSERV FOR BIEX KITS:

9001 SALEST 480 TEST KIT
9005 SALEST 96 TEST KIT

COMPONENT                                  P/N          MFP         QCS
Anti-Estriol Microtiter Strips, labeled    8001         019         019
HRP-Estriol conjugate bulk, B&L            8010         028         028
HRP substrate bulk, B&L                    8011         029         029
Stop solution. B&L. 55 ml                  8012         030         030
Standard A Bulk, B&L                       8013         031         031
Standard B Bulk. B&L                       8014         032         032
Standard C Bulk. B&L                       8015         033         033
Standard D Bulk, B&L                       8016         034         034
Standard E Bulk, B&L                       8017         041         041
Wash Buffer Conc. Bulk Pack. B&L           8018         039         039
Pretreatment Buffer, B&L                   8019         043         043
Enzyme conjugate, B&L                      8002         020         020
Enzyme substrate. B&L                      8003         021         021
Stop solution. B&L                         8004         022         022
Standard A, B&L, 1 ml Fill                 8005         023         023
Standard B, B&L, 1 ml fill                 8006         024         024
Standard C, B&L, 1 ml fill                 8007         025         025
Standard D, B&L, 1 ml fill                 8008         026         026
Standard E, B&L, 1 ml fill                 8009         027         027
Wash Buffer Conc., B&L, 20 ml              8020         045         047
Pretreatment Buffer, B&L, 4 ml             8021         046         046

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                                     APPENDIX B

                              BIEX-SUPPLIED COMPONENTS

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APPENDIX B -

LIST OF MATERIALS SUPPLIED TO BIOSERV FOR PRODUCTION OF BIEX KITS:

9001 SALEST 480 TEST KIT
9005 SALEST 96 TEST KIT
QCS (QUALITY CONTROL SPECIFICATIONS)


 MATERIAL                                               PIN          QCS
 Sodium Chloride                                        1001         500
 Sodium Phosphate (dibasic)                             1002         501
 Sodium Phosphate (monobasic)                           1003         502
 Hydrochloric Acid                                      1006         505
 Tween 20                                               1007         506
 Thimerosal                                             1009         508
 TMBlue                                                 1010         509
 Sucrose                                                1011         510
 Polyethylene Glycol (PEG 8000)                         1014         513
 Hydrochloric Acid solution, 5N                         1019         518
 Sodium Hydroxide solution, 1N                          1020         519
 BIS-TRIS                                               1021         520
 Sodium Carbonate (monohydrate)                         1022         521
 Sodium Bicarbonate                                     1023         522
 Proclin 300                                            1024         523
 Mannitol                                               1025         565
 Water, High Purity                                     1026         571
 Primary Estriol Reference Solution                     7016         015
 Rabbit Anti-Estriol (Purified)                         2002         525
 HRP-Estriol conjugate                                  2003         526
 Albumin, Bovine                                        2004         527
 Gelati, Bovine skin, 75 Bloom                          2005         528
 Conjugate Diluent                                      2006         566
 Microwell Strips                                       3001         529
 15ml HDPE bottles w/ cap (Natural)                     4001         530
 4ml HDPE bottles w/ cap (Natural)                      4002         531
 15ml bottle - white                                    4003         532
 Zip-lock foil pouch                                    4006         535
 8ml HDPE bottles w/ cap (Natural)                      4012         541
 60ml HDPE bottles w/cap (Natural)                      4013         542
 125ml HDPE bottles w/cap (Natural)                     4014         543
 60ml HDPE bottles w/ cap (Amber)                       4015         544
 1gm Desiccant                                          4016         545
 30ml HDPE bottle w/cap30ml                             4017         585
 Label, Anti-Estriol                                    5001         546
 Label, Conjugate, 50ml                                 5016         568
 Label, Substrate, 50ml                                 5017         569
 Label, Stop, 50ml                                      5018         570
 Label, Wash Buffer concentrate, 100ml                  5025         572

[****]Confidential Treatment Request.

                                          2.
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APPENDIX B -
LIST OF MATERIALS SUPPLIED TO BIOSERV FOR PRODUCTION OF BIEX KITS:

9001 SALEST 480 TEST KIT
9005 SALEST 96 TEST KIT
QCS (QUALITY CONTROL SPECIFICATIONS)

 MATERIAL                                               P/N          QCS
 Label, SalEst-TM- 5 Kit Bulk Pack                      5027         573
 Label, Pretreatment Buffer, 14ml                       5026         574
 Label, Standard A, 4ml                                 5019         575
 Label, Standard B, 4ml                                 5020         576
 Label, Standard C. 4ml                                 5021         577
 Label, Standard D, 4ml                                 5022         578
 Label, Standard E, 4ml                                 5023         579
 Label, Conjugate, 10ml                                 5002         547
 Label, Substrate, 10ml                                 5003         548
 Label, Stop, 10ml                                      5004         549
 Label, Wash Buffer concentrate, 20ml                   5029         583
 Label, SalEst-TM- 1 Kit Pack                           5011         556
 Label, Pretreatment Buffer, 4ml                        5030         582
 Label, Standard A, 1ml                                 5005         550
 Label, Standard B, 1ml                                 5006         551
 Label, Standard C. 1ml                                 5007         552
 Label, Standard D, 1ml                                 5008         553
 Label, Standard E, 1ml                                 5009         554

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

                                     APPENDIX C

                          LIST OF MANUFACTURING PROCESSES
                         AND STANDARD OPERATING PROCEDURES

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

APPENDIX C -
LIST OF PRODUCTION PROCEDURES REFERENCED IN PRODUCTION OF MATERIALS BY BIOSERV FOR PRODUCTION OF BIEX KITS:

MFP (BATCH RECORDS) DOCUMENTS


 DOC. #  PN       TITLE                                          DATE
                                                                 EFFECTIVE
 002     7002     Phosphate Buffered Saline (PBS)                5-7-97
 004     7004     Bulk HRP-Estriol Conjugate                     4-16-97
 005     7005     Bulk Stop Solution                             10-9-97
 007     7007     Bulk Plate Blocking Solution                   8-12-97
 009     7009     Bulk Calibrator Diluent                        6-3-96
 010     7011     Bulk Calibrator B                              8-12-97
 011     7012     Bulk Calibrator C                              8-12-97
 012     7013     Bulk Calibrator D                              8-12-97
 013     7014     Bulk Calibrator E                              8-12-97
 015     7016     Estriol Primary Reference Solution             5-7-97
 017     7018     2.5% Blue Dye                                  5-7-97
 019     8001     Anti-Estriol Microtiter Strips                 10-30-97
 020     8002     Enzyme Conjugate (B&L)                         10-9-97
 021     8003     Enzyme Substrate (B&L)                         10-9-97
 022     8003     Stop Solution (B&L)                            10-9-97
 023     8005     Standard A (B&L)                               10-9-97
 024     8006     Standard B (B&L)                               10-9-97
 025     8007     Standard C (B&L)                               10-9-97
 026     8008     Standard D (B&L)                               10-9-97
 027     8009     Standard E (B&L)                               10-9-97
 028     8010     Enzyme Conjugate (B&L)                         10-9-97
 029     8011     Enzyme Substrate (B&L)                         10-9-97
 030     8012     Stop Solution ,(B&L)                           10-9-97
 031     8013     Standard A (B&L)                               10-9-97
 032     8014     Standard B (B&L)                               10-9-97
 033     8015     Standard C (B&L,),                             10-9-97
 034     8016     Standard D (B&L)                               10-9-97
 036     7020     Bulk Carbonate Antibody Coating- Solution      1-15-97
 037     7021     Wash                                           10-9-97
 038     7022     Bulk Stabilizing Solution                      5-30-97
 039     8018     Wash Buffer Conc. Bulk Pack (B&L)              10-9-97
 041     8017     Standard E (B&L)                               10-9-97
 042     7023     Bulk Pretreatment Buffer                       7-31-97

[****]Confidential Treatment Request.

APPENDIX C -
LIST OF PRODUCTION PROCEDURES REFERENCED IN PRODUCTION OF MATERIALS BY BIOSERV FOR PRODUCTION OF BIEX KITS:


 DOC. #  PN       TITLE                                          DATE
                                                                 EFFECTIVE
 043     8019     Pretreatment Buffer (B&L)                      10-9-97
 044     7024     Bulk Carbonate Buffer                          5-7-97
 046     8021     Production Record, Pretreatment Buffer (B&L),  10-9-97
                  4ml
 047     8020     Wash Buffer Concentrate (B&L), 20ml            10-9-97



MFG (MANUFACTURING SOP'S)

 DOC. #  TITLE                                                  DATE
                                                                EFFECTIVE
 001     SMP-1000 Operation                                     2-28-97
 004     Anthos HT II Operation                                 1-8-97
 005     Inventory Traceability                                 12-8-97
 006     Label Production Using MS Word and Precut labels       2-10-97
 007     Dri-rite Desiccant Regeneration                        6-24-97
 008     Use of Device History Records                          10-3-97
 010     Estriol Component Shipment                             1-15-98


QAP (QUALITY ASSURANCE SOP'S)

 DOC. #  TITLE                                                  DATE
                                                                EFFECTIVE
 001     Inspection, sampling, and testing of components,      11-20-97
         containers, and closures
 009     Quality Control Sample Retains                         5-10-96
 010     Approval B Issuance of Controlled Documents            1-8-97
 011     Table of Contents                                      1-16-98
 017     Equipment Cleaning, maintenance and calibration        6-6-97
 019     Master Validation Plan                                 9-2-97
 020     Process Validation of bulk stop solution mixing times  6-25-98
 021     Performance  Qualification of the Carl Creative        5-23-96
         Systems plate filler Model SMP-1000
 022     Validation Plan:  Installation and Operation           5-21-96
         Qualification  of Carl Creative Systems Plate Filler,
         Model SMP-100
 023     Installation and operational qualification of the SLT  6-21-96 plate Reader, Model EAR 340 AT
 024     Installation and operation qualification of Flexion    6-21-96
         Filler, Model CCAD-80-1
 025     Process Validation of Bottle Cap Torquing              6-25-96
 026     Process Validation of Wash Buffer Concentrate Mixing   8-19-97
         Time

[****]Confidential Treatment Request.

APPENDIX C -
LIST OF PRODUCTION PROCEDURES REFERENCED IN PRODUCTION OF MATERIALS BY BIOSERV FOR PRODUCTION OF BIEX KITS:

 DOC. #  TITLE                                                  DATE
                                                                EFFECTIVE
 027     Process Validation of Pouch Sealing Aluminum Foil.     6-28-96
 029     Issuance of Batch Production Records                   5-10-96
 030     Validation Plan: Installation and Operation of Anthos  8-19-96
         Plate Reader Model HT II
 031     Performance Qualification of SLT Plate Reader, Model   6-21-96
         EAR 340 AT
 032     Process Validation of the SalEst Salivary Estriol      6-18-96
         Immunoassay Kit
 033     Performance Qualification of Flexion Filler, Model     6-21-96
         CCAD-80-1
 034     Performance Qualification for Anthos Plate Reader.     7-26-96
         Model HT II
 040     Validation Plan: Process Validation of SMP-1000        5-16-97
         reagent purging procedure
 052     Process Validation of Bottle Cap Torquing - 4 ml       1-19-98
         bottle

QCS (QUALITY CONTROL SPECIFICATIONS)

 DOC.#   PN     TITLE                                             DATE
                                                                  EFFECTIVE
 002     7002   Phosphate Buffered Saline.(PBS)                   7-31-97
 004     7004   Bulk HRP-Estriol Conjugate                        1-15-98
 005     7005   Bulk Stop Solution                                7-26-96
 007     7007   Bulk Plate Blocking Solution                      7-31-97
 009     7009   Bulk Calibrator Diluent                           7-31-97
 010     7011   Bulk Calibrator B                                 7-26-96
 011     7012   Bulk Calibrator C                                 7-26-96
 012     7013   Bulk Calibrator D                                 7-26-96
 013     7014   Bulk Calibrator E                                 7-31-97
 015     7016   Estriol Primary Reference Solution                7-26-96
 017     7018   2.5% Blue Dye                                     8-28-97
 018     7019   Sample Preservative Solution                      8-28-97
 019     8001   Anti-Estriol Microtiter Strips                    10-30-97
 020     8002   Enzyme Conjugate (B&L}                            2-28-97
 021     8003   Enzyme Substrate (B&L)                            3-14-97
 022     8004   Stop Solution (B&L)                               3-14-97
 023     8005   Standard A (B&L)                                  3-14-97
 024     8006   Standard B (B&L)                                  3-14-97

[****]Confidential Treatment Request.

APPENDIX C -
LIST OF PRODUCTION PROCEDURES REFERENCED IN PRODUCTION OF MATERIALS BY BIOSERV FOR PRODUCTION OF BIEX KITS:

 DOC.#   PN     TITLE                                                  DATE
                                                                    EFFECTIVE
 025     8007   Standard C (B&L)                                  3-14-97
 026     8008   Standard D (B&L)                                  3-14-97
 027     8009   Standard E (B&L)                                  3-14-97
 028     8010   Enzyme Conjugate (B&L)                            3-14-97
 029     8011   Enzyme Substrate (B&L)                            4-21-97
 030     8012   Stop Solution (B&L)                               2-12-97
 031     8013   Standard A (B&L)                                  8-12-97
 032     8014   Standard B(B&L)                                   8-12-97
 033     8015   Standard C (B&L)                                  8-12-97
 034     8016   Standard D (B&L)                                  8-12-97
 035     9001   SalEst Test Kit. Bulk Pack                        1-15-98
 036     7020   Bulk Carbonate Antibody Coating solution          7-10-97
 037     7021   Wash Buffer Concentrate                           8-19-97
 038     7022   Bulk Stabilizing Solution                         7-31-97
 039     8018   Wash Buffer Conc. Bulk Pack (B&L)                 8-19-96
 041     8017   Standard E (B&L)                                  8-12-97
 042     7023   Bulk Pretreatment Buffer                          8-19-96
 043     80t9   Pretreatment Buffer                               8-12-97
 044     7024   Carbonate Buffer                                  4-4-97
 046     8021   Pretreatment Buffer (B&L), 4 ml                   6-13-97
 047     8020   Wash Buffer Concentrate (B&L), 20 ml              6-13-97

[****]Confidential Treatment Request.

LIST OF BIOSERV SOPS USED FOR BIEX:

 SOP/FORM NO.     REVISION NUMBER  TITLE
 SOP0011         05                Line Clearance Procedure
 SOP0054         02                Operation & Maintenance of Kenmore
                                   Dehumidifier
 SOP0049         03                Heat Sealer operation
 SOP0045         02                Preparation of Bulk Reagents
 SOP0020         03                Inventory Traceability Procedures
 SOP0029         05                Fill Procedure Using the Flexicon Filler
 SOP0022         03                Monitoring of Fill Volume
 SOP0018         05                Receiving Procedures
 SOP0019         03                Shipping Procedures
 Form 003        05/6              QA Line Clearance
 Form 042        03                Autoclaving of Hoses & Other Supplies
 Form 024        05                Weight Check Form
 Form 017        05                Fill Verification Worksheet
 Form 112        00                Partial Product Release
 Form 038        05                Label Request & Utilization Form
 Form 005        04                Packing List
 Form 015        04                Order Receipt
 Form 0037       00                Work in Progress
 Form 006        02                Variance Report
 Form 099        00                Non-Conforming Materials
 Form 032        00                Inventory Control Card
 Form 048        01                Cleaning Verification
 Form 033B       05                Conjugate Stabilizer Certificate of
                                   Conformance
 Form 079        01                Review Sheet for Release of Product

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                                          1.

                                     APPENDIX D

                                       PRICES

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                                          1.

                                     [LETTERHEAD]

BIOSERV
June 13. 1996

Via Fax: (510} 556-0800

Fred Voss
Biex, Inc.
6693 Sierra Lane, Ste. F
Dublin. CA 9456S

Dear Fred:

I've reviewed the new kit configuration and have determined the new prices per reagent. This will allow us to have an agreement in place if only certain components need to be made separately in the future.

                                           Price when all    Price when ordered
        ACTIVITY              QTY         ordered together       separately
                                            & of one lot
 Formulate, Fill Label  [*******]        [*******]           [*******]
 Fill, Label            [*******]        [*******]           [*******]
 Plates                 [*******]        [*******]           [*******]
 Kit                    [*******]        [*******]              N/A

Obviously we want to encourage you to order its from us and when only components are ordered, we must charge a minimum of [*****] per P.O. to cover our labor.

For all reagent orders greater than [****] each the price will be [****] for formulation, fill and label and [****] for fill and label.

If you have any questions, please call me.

Sincerely,

Jeanne M. Dunham
President

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                                          2.